EXHIBIT 24

                       EXXON CORPORATION POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Frank A. Risch, Richard E. Gutman and Millie P. Bradley, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the issuance of the registrant's common stock in connection with the merger of Mobil Corporation with and into a wholly-owned subsidiary of the registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                          Title                       Date
        ---------                          -----                       ----

/s/ Lee R. Raymond                      Chairman of the Board  February 24, 1999
-------------------------------
(Lee R. Raymond)

/s/ Michael J. Boskin                   Director                 March 10, 1999
-------------------------------
(Michael J. Boskin)

/s/ Rene Dahan                          Director               February 24, 1999
-------------------------------
(Rene Dahan)

/s/ William T. Esrey                    Director               February 24, 1999
-------------------------------
(William T. Esrey)

/s/ Jess Hay                            Director               February 24, 1999
-------------------------------
(Jess Hay)

/s/ James R. Houghton                   Director               February 24, 1999
-------------------------------
(James R. Houghton)

/s/ William R. Howell                   Director               February 24, 1999
-------------------------------
(William R. Howell)

/s/ Reatha Clark King                   Director               February 24, 1999
-------------------------------
(Reatha Clark King)

/s/ Philip E. Lippincott                Director               February 24, 1999
-------------------------------
(Philip E. Lippincott)

/s/ Harry J. Longwell                   Director               February 24, 1999
-------------------------------
(Harry J. Longwell)

/s/ Marilyn Carlson Nelson              Director               February 26, 1999
-------------------------------
(Marilyn Carlson Nelson)

/s/ Walter V. Shipley                   Director               February 24, 1999
-------------------------------
(Walter V. Shipley)


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        Signature                          Title                       Date
        ---------                          -----                       ----


/s/ Robert E. Wilhelm                   Director               February 24, 1999
-------------------------------
(Robert E. Wilhelm)

/s/ Frank A. Risch                      Treasurer              February 24, 1999
-------------------------------         (Principal
(Frank A. Risch)                         Financial Officer)

/s/ Donald D. Humphreys                 Controller             February 24, 1999
-------------------------------         (Principal
(Donald D. Humphreys)                    Accounting Officer)

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